September 5, 2012 Christopher Oddleifson President & Chief Executive Officer Denis K. Sheahan Chief Financial Officer Exhibit 99.1

• Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $4.0 B • Deposits: $4.1 B • $AUA: $2.0 B • Market Cap: $0.6 M • NASDAQ: INDB Who We Are 2

• Strong fundamentals driving solid performance
• Robust growth from new and existing customers
• Expanding footprint into attractive markets
• Aggressively promoting brand and new products
• Investing for growth in high priority businesses
• Disciplined risk management culture
• Strong tangible and regulatory capital
Key Messages

INDEPENDENT BANK CORP.

Parent of Rockland Trust

Fitchburg
Leominster
Sterling
West Boylston
Shrewsbury
Worcester
Millbury
Sutton
Uxbridge
Ayer
Harvard
Hudson
Marlborough
Framingham
Holliston
Milford
Chelmsford
Billerica
Lexington
Waltham
Newton
Needham
Dedham
Norwood
Tewksbury
Wakefield
Medford
Cambridge
Boston
Milton
Quincy
Hamilton
Gloucester
Danvers
Beverly
Peabody
Marblehead
Lynn
Revere
Hull
Massachusetts Bay
Hingham
Weymouth
Randolph
Stoughton
Hanover
Brockton
Pembroke
Easton
Bridgewater
Plymouth
Woonsocket
Cumberland Hill
North Attleboro
Attleboro
Taunton
Carver
North Providence
Pawtucket
Johnston
Providence
Cranston
Dighton
Lakeville
East Freetown
Wareham
Swansea
Fall River
New Bedford
West Warwick
Warwick
Bristol
Sawdy Pond
Dartmouth
Buzzards Bay
Falmouth
North Kingstown
Aquidneck Island
Quicksand Pond
Provincetown
Truro
Cape Cod Bay
Cape Cod
North Eastham
Sandwich
Brewster
Forestdale
Barnstable
Harwich
Centerville

Company Footprint*

Source: SNL Financial; Deposit/Market Share data as of June 30, 2011 including pending transactions. (Includes Credit Unions)
* Proforma to include the pending acquisition of Central Bancorp.
% of INDB Dep.
Rank 2011
1 16.7% 42%
Rank 2011
7 3.6% 17%
Rank 2011
4 10.2% 15%
Rank 2011
9 5.2% 13%
Rank 2011
23 1.0% 12%
Rank 2011
44 0.3% 1%
Barnstable County (Cape Cod)
Market Share
Plymouth County
Bristol County
Worcester County
Middlesex County
Norfolk County
78 Branches*
Commercial Lending
and Investment
Management Center

• Excellent loan and core deposit growth
• Expanded breadth and depth of commercial franchise
• Households grew by 7% in 1H12
• Investment Management growth: Rev. 8% in 1H12
• All capital ratios and TBV rose in past 12 months
• Fitch upgrade and affirming of long-term issuer rating
•
New Market Tax Credits Award
(4  time)
• Multiple 3   party recognition of excellence
Recent Accomplishments

th
rd

INDEPENDENT BANK CORP.
Parent of Rockland Trust

28.0
40.3
45.5
21.9
2.3 *
21.5
2009
2010
2011
1H11
1H12

Strong Fundamentals
Driving Performance

•
Excellent loan growth
•
Core dep. up to 84%
•
Growing wealth mgmt.
•
Solid asset quality vs. peers
•
Strong capital
•
Core ROA near 1%
Diluted EPS
$1.43 $1.90          $2.12          $1.02         $0.99
+13%
+44%
* Loan fraud amounting to $4.0 million pre-tax
23.8
Operating Earnings
($ Mil.)

INDEPENDENT BANK CORP.
Parent of Rockland Trust

401
617
340
2008
2011
1H12

428
587
325
2008
2011
1H12

Robust Core Business Generation
($ Mil.)

+11% CAGR
+8% CAGR
6/12 vs.
6/11
6/12 vs.
3/12
7% 13% annualized
23% 22% annualized
Comm’l Loan
$ Bal.
Home Equity
$ Bal.
Comm’l Loan  Originations
Consumer Loan  Originations
(Resi’s & Home Eq.)

INDEPENDENT
BANK CORP.
Parent of Rockland Trust

271
374
503
576
626
2008
2009
2010
2011
2Q12

Strong Commercial and Industrial Loan Growth ($ Bal.-mil.) 8 Yr. end +27.0% CAGR (24.6% ex acquisitions) Adding High Quality Corporate Customers

Attractive Balance Sheet Profile
(2Q12)
Very Focused On Containing Deposit Costs       Shift Towards Higher Yielding Assets
TOTAL DEPOSITS
$4.1 B
AVG. COST:  0.28%
EARNING ASSETS
$4.7 B
Sec./ST Inv.
14%
Resi Mtges
9%
Home Eq
17%
Other
1%
Comm'l Loans
59%
Demand
Deposits
26%
Money
Market
20%
Savings/Now
38%
CD's
16%

INDEPENDENT BANK CORP.
Parent of Rockland Trust

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2Q05
2Q06
2Q07
2Q08
2Q09
2Q10
2Q11
2Q12
Fed Funds
NIM (FTE)
5 yr SWAP

Net Interest Margin Fairly steady over various rate cycles Current low rate environment adding pressure 10

Investment Management –
High Priority Growth Business

• Growing  source of fee revenues
• Strong feeder business from bank
• Expanded investment offerings
• Professionally managed
$ mil. 2006 2Q12
Assets under Admin.
816 $
+ 145%
2,001 $
Revenues
6.1 $
+ 121%
13.5 $   (2011)
7.4 $      (1H12)

Asset Quality – Well Managed
NPL/Loan %
1.07% 0.65%         0.76%         0.79%
Peers  3.31%*
Loss Rate
38bp 43bp 26bp        52bp
Peers  69bp*
Yr. end
* Source: FFIEC Peer Group 2; $3-10 Billion in Assets, March 31, 2012
Incl. 90 days + overdue
10.0
36.2
23.1
29.0
31.3
2009 2010 2011 2Q12
NPL’s
($ Mil.)
12.0
14.8
9.5
4.0
customer
fraud
6.0
2009 2010 2011 1H12
Net Chargeoffs
($ Mil.)

INDEPENDENT
BANK CORP.
Parent of Rockland Trust

2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

Strong Loan Loss Reserves

Reflects Ben
Franklin loans
acquired at FV
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
Reserves/Loans
Net Chargeoffs/Avg.
Loans (annualized)
Reserves a Healthy Multiple of Loss Rate

INDEPENDENT BANK CORP.
Parent of Rockland Trust

7.9%
8.2%
8.6%
8.7%
2009
2010
2011
2Q12

$13.85
$14.86
$16.21
$16.80
2009
2010
2011
2Q12

6.7%
6.9%
7.2%
7.3%
2009
2010
2011
2Q12

Strong Capital

(1)
Includes tax deductibility of certain goodwill
• Strong internal capital generation
• No external capital raising
• No dividend cuts
(Year end)
Tier 1 Leverage %
Tangible Common %
(1)
Tangible Book Value
(1)

Independent Bank Corp.
Parent of Rockland Trust

$0.68
$0.72
$0.72
$0.72
$0.76
$0.42
2007
2008
2009
2010
2011
1H12

Attentive to Shareholder Returns 15 Cash Dividends Per Share

INDEPENDENT BANK CORP.
Parent of Rockland Trust

Engaged Colleagues
Engaged Customers
High Performance
Investment

Mobile Banking
R TRUST
Available Now!

Business Opportunities • Expanded Commercial Presence (Providence, Waltham) • Asset-Based Lending • Marketing • Mobile Banking • Image ATMs Investing for Future Growth 16

Sustaining Business Momentum

Business Line
Focal Points
• Expand Market Presence
• Grow C&I Client Base
• Expand Specialty Products, e.g. ABL
• Continue to Drive Household Growth
• Expand Electronic Banking Platform
• Optimize Branch Network
• Capitalize on Strong Market Demographics
• Target COI Opportunity
• Continue Strong Branch/Commercial Referrals
• Continue Aggressive H.E. Marketing
Commercial
Retail Delivery
Investment Management
Home Equity

INDEPENDENT BANK CORP.
Parent of Rockland Trust

Engaged Colleagues
Engaged Customers
High Performance
Investment

HIGHEST CUSTOMER SATISFACTION
J.D. POWER AND ASSOCIATES®

Rockland Trust is the #1 ranked New England bank in Customer Satisfaction! 18

• Attractive financial return
– Highly accretive to earnings: +7% in 2013
– IRR  of 15.4%
– Modest dilution to TBV and TCE/TA with short earn-back period
• Significantly increases footprint in eastern Middlesex County, a natural market extension with attractive demographics
– Part of the Boston MSA – the 10
th
largest MSA by population in the U.S.
1
– Largest population of any county in New England (~1.5 million) and third highest median household income (~$78K)
1
• Introduction of INDB operating model will provide:
– Significant opportunity for improved efficiencies
– Attractive platform for broader INDB product lines
Central Bancorp. (CEBK) Acquisition
Strategic Rationale
1
Source: SNL Financial
Source: SNL Financial; U.S. Bureau of Economic Analysis

Investment
Management
Commercial
Banking
Retail/
Consumer
• $2 Bil. AUA
• Wealth/Institutional
• Sophisticated Products
• Expanded presence
• Knowledgeable bankers
Central Bancorp. Customer Base
Capitalizing on Rockland Trust Brand
• Top-rated customer
satisfaction
• Electronic banking
• Home equity
INDB Winning Businesses – Major Opportunities

Building Franchise Value
All Acquisitions Immediately Accretive
Deal Value: $40MM
12% Core Dep. Premium**
Fleet
Divest.
Aug ‘00
$336mm Deposits
$135mm Loans
16 Branches
Deal Value: $37MM
11% Core Dep. Premium**
Falmouth
Bancorp
Jul ‘04
$158mm Assets
$137mm Deposits
4 Branches
Deal Value: $105MM
17% Core Dep. Premium**
Slade’s Ferry
Bancorp
Mar ‘08
$610mm Assets
$409mm Deposits
9 Branches
Deal Value: $84.5MM
2% Core Dep. Premium**
Benjamin
Franklin Bancorp.
Apr ‘09
$998mm Assets
$653mm Deposits
11 Branches
Deal Value: $54.8MM
8% Core Dep. Premium**
Central
Bancorp.
4Q12*
$521mm Assets
$333mm Deposits
10 Branches
Disciplined Acquisitions
* Estimated closing
** Incl. CD’s <$100k

INDEPENDENT
BANK CORP.
Parent of Rockland Trust

↑ ↓

≈

2012 Outlook – Key Expectations
Loan Growth +6 – 7% Led by commercial and home equity
Deposits +5 – 6% Continued core deposit growth
Net Chargeoffs $15 – 17 MM Provision $16 – 18 MM
1H margin of 3.81%
Lower over 2H
Non-Interest Inc. Flattish Invest. mgmt. , Mort. rev.
NIE + 2 – 3% Selective growth investing
Tax Rate    27.5% vs. 27% in 2010
Net Int. Margin FY: Mid  3.70s%

• High quality franchise in attractive markets
• Strong on-the-ground business volumes
• Operating platform that can be leveraged further
• Investing for growth in competitive strengths
• Balance sheet equipped to deal with uncertainty
• Grounded management team
• Aligned with shareholders – insider ownership 7%
• Positioned to grow, build, and acquire to drive long-
term value creation
INDB – Investment Merits

NASDAQ Ticker:  INDB
www.rocklandtrust.com
Denis Sheahan - CFO
Shareholder Relations:
Jennifer Kingston (781) 878-6100
Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the
Securities and Exchange Commission from time to time.

Appendix

INDEPENDENT
BANK CORP.
Parent of Rockland Trust

Middlesex
Lynn
MA
Waltham
Framingham
Boston
Suffolk
Quincy
Norfolk
Brockton
Taunton
Plymouth
Pawtucket
Providence
Bristol
RI
Kent
New Bedford
Dukes
Nantucket

• Central, founded in 1915, is a $521
million asset bank headquartered in
the affluent Middlesex County
suburb of Boston, MA
• Central operates 10 branches
across Middlesex County with top 10
deposit market share in each city
¹
• Stock symbol: CEBK
• Financial Profile:
– Loans: $421mm
– Deposits: $333mm
– Tang. Comm. Equity: $33mm
– LTM Net Income: $1.0mm
– Cost of Deposits: 0.52%
– NIM: 3.35%
– Efficiency Ratio: 89.6%
– LTM Net Chargeoffs:  0.23%
– NPAs / Assets: 1.88%²
Note: Financial data as of December 31, 2011 or as of three months ended December 31, 2011, annualized
Central full service branches located in Somerville (1), Woburn (2),
Arlington (1), Melrose (1), Burlington (1), Chestnut Hill (1), Medford
(1), and Malden (1); limited service high school branch in Woburn (1)
Overview of Central Bancorp
INDB (67)
CEBK (10)
(1) Source: SNL Financial
(2) Management December 31, 2011 Financial Statements, excluding TDR’s

• 7% E.P.S. accretive in 2013, 7 – 8% thereafter¹
• IRR of 15.4%
• 5.8% TBV dilution and short earn-back period of 4.75 years
• Strong pro forma capital levels at close with TCE / TA earn-back period of 2.25 years
• TCE / TA: 6.5%
• Adjusted TCE / TA²:
• Tier 1 Leverage: 8.0%
• Tier 1 Capital: 10.4%
• Total Risk Based Capital: 12.3%
Attractive Financial Transaction
(1) Based on analyst consensus estimates
(2) Pro forma to include the tax deductibility of goodwill – non-GAAP measure
• No additional capital raise
6.8%

INDEPENDENT BANK CORP.
Parent of Rockland Trust

17.7%
48.0%
9.8%
24.5%
2.3%
0.2%
31.4%
66.1%
15.8%
46.3%
15.9%
22.0%
Commercial & Industrial
Multifamily & CRE
1-4 Family Residential
Consumer & Other

Loan Mix
Note: GAAP financial data as of June 30, 2012
($ in thousands)
Commercial & Industrial $705,433 17.7% $780 0.2% $706,213 15.8%
Multifamily & CRE 1,912,563 48.0% 154,090 31.4% 2,066,653 46.3%
1-4 Family Residential 389,053 9.8% 323,897 66.1% 712,950 15.9%
Consumer & Other 973,740 24.5% 11,065 2.3% 984,805 22.0%
Total Loans $3,980,789 100.0% $489,832 100.0% $4,470,621 100.0%
MRQ Yield on Loans
INDB Combined Central
4.46% 4.52% 4.47%

INDEPENDENT BANK CORP.
Parent of Rockland Trust

6.1%
9.6%
26.2%
58.1%
13.2%
23.1%
17.9%
45.8%
7.5%
10.2%
25.2%
57.1%
Demand Deposits
Savings, MMDA & Int Checking
Retail CDs
Jumbo CDs

Deposit Mix
Note: GAAP financial data as of June 30, 2012
($ in thousands)
Demand Deposits $1,070,279 26.2% $47,039 13.2% $1,117,318 25.2%
Savings, MMDA & Int Checking 2,368,319 58.1% 163,403 45.8% 2,531,722 57.1%
Retail CDs 390,242 9.6% 63,980 17.9% 454,222 10.2%
Jumbo CDs 249,293 6.1% 82,478 23.1% 331,771 7.5%
Total Deposits $4,078,133 100.0% $356,900 100.0% $4,435,033 100.0%
MRQ Cost of deposits 0.27% 0.52% 0.29%
INDB Central Combined